                     SECOND AMENDMENT OF AGREEMENT OF MERGER

            SECOND AMENDMENT OF AGREEMENT OF MERGER, dated March 19, 1997, by and among SFX Broadcasting, Inc. ("SFX"), NOC Acquisition Corp., CADCO Acquisition Corp., QN Acquisition Corp., NOC, Inc. (formerly Nederlander of Connecticut, Inc.) ("NOC"), Connecticut Amphitheater Development Corporation ("CADCO"), QN Corp. ("QN"), Connecticut Performing Arts, Inc. ("CPA"), Connecticut Performing Arts Partners ("CPAP") and the Stockholders of NOC, CADCO and QN listed on the signature pages annexed hereto (collectively, the "Stockholders").

                                  WITNESSETH:

            WHEREAS, the parties hereto have entered into that certain Agreement of Merger, dated February 12, 1997 by and among the parties signature hereto as amended by Amendment of Merger Agreement, dated February 14, 1997 and by letter dated March 4, 1997 (the "Merger Agreement"); and

            WHEREAS SFX and the SFX Subs and the Stockholders hereby acknowledge
(i) that the pending litigation entitled Triangle Associates v. Connecticut Performing Arts Partners and the Hartford Redevelopment Agency, filed in Superior Court, the Judicial District of Hartford/New Britain at Hartford, Docket Number CV-96-0562583S (the "Triangle Litigation") remains outstanding and has not been settled by CPAP, (ii) certain investigations have been commenced by the State Ethics Commission of the State of Connecticut (the "Ethics Commission") with respect to compliance with reporting requirements applicable to the distribution of complimentary tickets (the "Ethics Investigation"), (iii) the Companies have entered into a stipulation of settlement with the Ethics Commission relating to the Ethic Investigation (the "Settlement Stipulation") and (iv) in consideration of the granting by the Connecticut Development Authority ("CDA") of the consent required pursuant to Section 2.22 of the Merger Agreement, the Stockholders have agreed to certain compensation to be paid to the CDA as more particularly set forth in the letter agreement annexed as Exhibit A hereto (the "CDA Consent Agreement");

            WHEREAS, the parties have agreed to amend the Merger Agreement with respect to the Triangle Litigation, the Ethics Investigation and certain other matters as more particularly described below on the terms and conditions set forth herein.

            NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto for themselves and their respective successors and assigns, agree that the Merger Agreement shall be amended as follows:

            1. All capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed thereto in the Merger Agreement.

            2. The Stockholders hereby agree that the indemnification of the SFX Indemnities set forth in Section 12.1 of the Merger Agreement shall be deemed to include any Losses incurred by or asserted against the SFX Indemnitees in respect of (i) the Triangle Litigation, (ii) any claims asserted against the Companies relating to an asserted violation of the State Ethics Code which were not settled or resolved by the Settlement Stipulation, (iii) the failure of the Companies to pay or cause to be paid any personal property taxes assessed against the assets of the Companies and attributable to the period prior to the Effective Date, including, without limitation, any fines, penalties or additional amounts due in respect of personal property taxes for the calendar year 1995 which are presently subject to appeal by the Companies, and (iv) any breach of the representation contained in Section 2.27 hereof. Notwithstanding anything contained in the Merger Agreement to the contrary, the indemnification set forth in subparagraphs (i), (ii), (iii) and (iv) above shall not be subject to the Threshold Amount set forth in Section 12.1 of the Merger Agreement, the indemnification set forth in subparagraph (i) and (ii) above shall not be limited to claims made within one (1) year following the Effective Date and the indemnification set forth in (ii) and (iv) above shall not be subject to the Maximum Amount set forth in Section 12.1 of the Merger Agreement.

            3. SFX and the SFX Subs hereby consent to the provisions of the CDA Consent Agreement and agree that, on the

Effective Date, SFX shall cause such number of SFX Shares as shall equal the Consent Consideration (as defined in the CDA Consent Agreement) to be delivered to the CDA in accordance with the terms and conditions of the CDA Consent Agreement. SFX, the SFX Subs and the Stockholders each hereby agree to deliver copies of any notices given or received by any such party in connection with the exercise of the registration rights by the Stockholders pursuant to Section 6.7 of the Merger Agreement or the exercise of the "put" or "call" option pursuant to Section 10 of the Merger Agreement. Copies of any such notices shall be delivered to the CDA by (i) hand delivery, or (ii) prepaid certified mail (return receipt requested) to the following address: Connecticut Development Authority, 845 Brook Street, Rocky Hill, Connecticut 06067, Attention: Chairman.

            4. Notwithstanding anything to the contrary contained in the Merger Agreement, (i) all apportionments under the Merger Agreement to be made as of the Effective Date shall be made as of February 28, 1997, and (ii) Nederlander of Connecticut, Inc. may amend its Articles of Incorporation prior to the Effective Date in order to change its name to "NOC, Inc." or any variation thereof without obtaining the prior consent of SFX or the SFX Subs.

            5. The following representations and warranties shall be deemed added to Section 2 of the Merger Agreement:

            2.26. Treasury Stock. As of the date hereof there are no treasury shares of either CADCO or NOC. Except for the preferred stock of CPA held by QN, there are no treasury shares of QN.

            2.27. No Prior Bankruptcy. CPA has not filed any petition seeking relief from creditors under the United States Bankruptcy Code or similar any state statute. CPA is not and has never been affiliated with the American Shakespeare Theater a/k/a Connecticut Center for the Performing Arts, Inc. (now known as Connecticut Performing Arts, Inc.).

            2.28 Lobbyist Registration. As of the date hereof, neither CPAP nor CPA are registered lobbyists under Connecticut law and neither CPAP nor CPA have engaged or paid for a lobbyist since January 1, 1997.

            6. Effective as of the Effective Date, (i) the certificate of incorporation of CADCO shall be as set forth in Exhibit B, (ii) the certificate of incorporation of NOC shall be as set forth in Exhibit C, and (iii) the certificate of incorporation of QN shall be as set forth in Exhibit D.

            7. SFX and the Stockholders acknowledge that the Nations Bank Loan has not been satisfied in full on or before the Effective Date. In connection with the foregoing, (x) SFX and the Stockholders will, on the Effective Date, apportion the outstanding balance of the Nations Bank Loan in accordance with Section 1.11 of the Merger Agreement by reducing the number of SFX Shares to be delivered on the Effective Date, (y) the Merger Consideration shall be reduced by $140,000 by reducing the number of SFX Shares to be delivered on the Effective Date, and (z) SFX shall, on the Effective Date, cause the Nations Bank Loan in the outstanding amount of $586,520.57 as of March 17, 1997 (as more particularly described in the payoff letter issued by Nations Bank, dated March 17, 1997, a copy of which is annexed hereto as Exhibit E) to be paid in full and to provide evidence of such payment to the Stockholders. SFX hereby indemnifies and agrees to hold harmless each of the Stockholders from and any and all claims, actions, liabilities, losses, damages and expenses, including, reasonable attorney's fees, which may be asserted against or incurred by any Stockholder arising from the failure the Companies and/or SFX to cause the Nations Bank Loan to be satisfied in full as provided herein.

            8. On the Effective Date, SFX shall: (x) cause the Companies to deliver the substitute letter of credit referred to in Section 1.3(i) of the Merger Agreement to the CDA in accordance with the terms and conditions of the CDA Consent and the Loan Documents (as defined in the CDA Consent), and (y) request the CDA to return the letter of credit delivered to the CDA by the Stockholders to the Paying Agent.

            9. Anything contained in the Merger Agreement to the contrary notwithstanding, any claim asserted by SFX or the SFX Subs in connection with the Additional Unwind Warranties must be made on or before April 14, 1997.

            10. SFX, the SFX Subs and the Stockholders hereby acknowledge and agree that, for the purposes of computing the Merger Consideration to be delivered on the Effective Date, the Closing Value shall be $33.65 and the Adjusted Closing Value shall be $30.00.

            11. Schedules 2.2 and 2.3 of the Merger Agreement shall be deemed deleted and Schedules 2.2 and 2.3 annexed hereto as Exhibit F shall be substituted therefor. The undated consent letter received from the City of Hartford and delivered on the Effective Date was delivered to the Companies on March 5, 1997.

            12. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and shall supersede any and all other agreements between the parties with respect to the subject matter hereof. This Agreement may not be changed or modified orally but only by written instrument signed by the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

            13. This Agreement shall be binding on the parties hereto, their respective successors and assigns.

            14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            15. Except as expressly modified by this Agreement, the Merger Agreement is and shall remain in full force and effect.



                       [Signature pages follow this page]

            IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment of Merger Agreement on the day and year first above written.


SFX BROADCASTING, INC.                  NOC, INC.


By: /s/ Howard J. Tytel                 By: /s/ Robert E. Nederlander
    --------------------------------        ------------------------------------
    Name: Howard J. Tytel                   Name:  Robert E. Nederlander
    Title: Executive Vice President         Title: President

NOC-ACQUISITION CORP.                   CONNECTICUT AMPHITHEATER
                                        DEVELOPMENT CORPORATION

By: /s/ Howard J. Tytel                 By: /s/ James Koplik
    --------------------------------        ------------------------------------
    Name: Howard J. Tytel                   Name:  James Koplik
    Title: Executive Vice President         Title: President

CADCO ACQUISITION CORP.                 QN CORP.


By: /s/ Howard J. Tytel                 By: /s/ Robert E. Nederlander
    --------------------------------        ------------------------------------
    Name: Howard J. Tytel                   Name:  Robert E. Nederlander
    Title: Executive Vice President         Title: President

QN-ACQUISITION CORP.                      CONNECTICUT PERFORMING ARTS,
                                          INC.


By: /s/ Howard J. Tytel                 By: /s/ Robert E. Nederlander
    --------------------------------        ------------------------------------
    Name: Howard J. Tytel                   Name:  Robert E. Nederlander
    Title: Executive Vice President         Title: President

CONNECTICUT PERFORMING ARTS PARTNERS

By:  NOC, Inc.


By: /s/ Robert E. Nederlander
    ----------------------------------
    Name:  Robert E. Nederlander
    Title: President


By: Connecticut Amphitheater
    Development Corporation


By: /s/ James Koplik
    ----------------------------------
    Name:  James Koplik
    Title: President


STOCKHOLDERS OF NOC:                      STOCKHOLDERS OF CADCO:


/s/ Robert E. Nederlander                 /s/ James H. Koplik
--------------------------------------    --------------------------------------
Robert E. Nederlander                     James H. Koplik



/s/ Robert E. Nederlander                 /s/ Shelly Finkel
--------------------------------------    --------------------------------------
Robert E. Nederlander, Jr.                Shelly Finkel


/s/ Eric Nederlander                      STOCKHOLDERS OF QN CORP.:
--------------------------------------
Eric A. Nederlander                       RER Corp.


/s/ Louis F. Raizin                       By: /s/ Robert E. Nederlander
--------------------------------------        ----------------------------------
Louis F. Raizin                               Name:  Robert E. Nederlander
                                              Title: President


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